UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

V2X, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! V2X, INC. 2424 GARDEN OF THE GODS ROAD SUITE 300 COLORADO SPRINGS, CO 80919 V2X, INC. 2022 Annual Meeting Vote by October 26, 2022 11:59 PM ET You invested in V2X, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on October 27, 2022. Vote Virtually at the Meeting* October 27, 2022 8:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/VVX2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D90554-P80054 Get informed before you vote View the proxy materials for the V2X 2022 Annual Meeting of Shareholders, including the 2022 Proxy Statement and the 2021 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 13, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D90555-P80054 1. Election of Four Class II Directors Nominees: 1c. Joel M. Rotroff 1a. Mary L. Howell 1d. Neil Snyder 1b. Eric M. Pillmore 2. Ratification of the appointment of RSM US LLP as the V2X, Inc. Independent Registered Public Accounting Firm for 2022. 3. Approval, on an advisory basis, of the compensation paid to our named executive officers. 4. Approval of a second amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan. For For For For For For For